EXHIBIT 21.1 – SUBSIDIARIES OF WORLDCOM

1-800-Collect, Inc. (Delaware)

Access Network Services, Inc. (Texas)

Access Virginia, Inc. (Virginia)

ALD Communications, Inc. (California)

BC Yacht Sales, Inc. (Delaware)

BCT Holdings, LLC (Delaware)

BCT Real Estate, LLC (Delaware)

BFC Communications, Inc. (Nevada)

Bittel Telecommunications Corporation (California)

Brooks Fiber Communications Of Arkansas, Inc. (Delaware)

Brooks Fiber Communications Of Bakersfield, Inc. (Delaware)

Brooks Fiber Connecticut, Inc. (Delaware)

Brooks Fiber Communications of Fresno, Inc. (Delaware)

Brooks Fiber Communications of Idaho, Inc. (Delaware)

Brooks Fiber Communications of Massachusetts, Inc. (Delaware)

Brooks Fiber Communications of Michigan, Inc. (Michigan)

Brooks Fiber Communications of Minnesota, Inc. (Delaware)

Brooks Fiber Communications of Mississippi, Inc. (Delaware)

Brooks Fiber Communications of Missouri, Inc. (Delaware)

Brooks Fiber Communications of Nevada, Inc. (Delaware)

Brooks Fiber Communications of New England, Inc. (Delaware)

Brooks Fiber Communications of New Mexico, Inc. (Delaware)

Brooks Fiber Communications of New York, Inc. (Delaware)

Brooks Fiber Communications of Ohio, Inc. (Delaware)

Brooks Fiber Communications of Oklahoma, Inc. (Delaware)

Brooks Fiber Communications of Rhode Island, Inc. (Delaware)

Brooks Fiber Communications of Sacramento, Inc. (Nevada)

Brooks Fiber Communications of San Jose, Inc. (Nevada)

Brooks Fiber Communications of Stockton, Inc. (Delaware)

Brooks Fiber Communications of Tennessee, Inc. (Delaware)

Brooks Fiber Communications of Texas, Inc. (Delaware)

Brooks Fiber Communications of Tucson, Inc. (Delaware)

Brooks Fiber Communications of Tulsa, Inc. (Delaware)

Brooks Fiber Communications of Utah, Inc. (Delaware)

Brooks Fiber Communications of Virginia, Inc. (Virginia)

Brooks Fiber Communications-LD, Inc. (Nevada)

Brooks Fiber Properties, Inc. (Delaware)

BTC Finance Corp. (Delaware)

B.T.C. Real Estate Investments, Inc. (Delaware)

BTC Transportation, Inc. (Delaware)

Business Internet, Inc. (Delaware)

CC Wireless Inc. (Delaware)

Chicago Fiber Optic Corporation (Illinois)

Com Systems, Inc. (California)

COM/NAV Realty Corp. (Delaware)

CompuPlex Incorporated (Ohio)

Cross Country Wireless Inc. (Delaware)

CS Network Services, Inc. (California)

CS Wireless-Battle Creek, Inc. (Delaware)

CS Wireless Systems, Inc. (Delaware)

Digex, Incorporated (Delaware)

Digex International Holding Company (Delaware)

E.L. Acquisition, Inc. (Delaware)

Express Communications, Inc. (Nevada)

Fibercom of Missouri, Inc. (Missouri)

FiberNet of Rochester, Inc. (Delaware)

Fibernet, Inc. (Delaware)

Financial Place Communications Company (Illinois) (WorldCom Intermedia, Inc. holds a 99% interest)

Gemini Submarine Cable System, Inc. (Delaware)

Healan Communications, Inc. (Georgia)

ICI Capital LLC (Delaware)

Institutional Communications Company- Virginia (Virginia)

Intelligent Investment Partners, Inc. (Delaware)

Intermedia Capital, Inc. (Delaware)

Intermedia Communications Inc. (Delaware)

Intermedia Communications of Virginia Inc. (Virginia)

Intermedia Investment, Inc. (Delaware)

Intermedia Licensing Company (Delaware)

Intermedia Services LLC (Delaware)

J.B. Telecom, Inc. (Missouri)

Jones Lightwave Of Denver, Inc. (Colorado)

Marconi Telegraph-Cable Company, Inc. (New York)

MCI Canada, Inc. (Delaware)

MCI Communications Corporation (Delaware)

MCI Equipment Acquisition Corporation (Delaware)

MCI Galaxy III Transponder Leasing, Inc. (Delaware)

MCI Global Access Corporation (New York)

MCI Global Support Corporation (Delaware)

MCI International Services, L.L.C. (Delaware)

MCI International Telecommunications Corporation (Delaware)

MCI International Telecommunications Holding Corporation (Delaware)

MCI International, Inc. (Delaware)

MCI Investments Holdings, Inc. (Delaware)

MCI Network Technologies, Inc. (Delaware)

MCI Omega Properties, Inc. (Delaware)

MCI Payroll Services, LLC (Delaware)

MCI Research, Inc. (Delaware)

MCI Systemhouse L.L.C. (Delaware)

MCI Transcon Corporation (Delaware)

MCI Wireless, Inc. (Delaware)

MCI WorldCom Brands, L.L.C. (Delaware)

MCI WorldCom Brazil LLC (Delaware)

MCI WorldCom Brooks Telecom, LLC (Delaware)

MCI WorldCom Capital Management Corporation (Delaware)

MCI WorldCom Communications of Virginia, Inc. (Virginia)

MCI WorldCom Communications, Inc. (Delaware)

MCI WorldCom Financial Management Corporation (Delaware)

MCI WorldCom Global Networks U.S., Inc. (Delaware)

MCI WorldCom International, Inc. (Delaware)

MCI WorldCom Management Company, Inc. (Delaware)

MCI WorldCom MFS Telecom, LLC (Delaware)

MCI WorldCom Network Services of Virginia, Inc. (Virginia)

MCI WorldCom Network Services, Inc. (Delaware)

MCI WorldCom Receivables Corporation (Delaware)

MCI WorldCom Synergies Management Company, Inc. (Delaware)

MCI/OTI Corporation (Delaware)

MCImetro Access Transmission Services LLC (Delaware)

MCImetro Access Transmission Services of Virginia, Inc. (Virginia)

Metrex Corporation (Georgia)

Metropolitan Fiber Communications of Alabama, Inc. (Delaware)

Metropolitan Fiber Communications of Arizona, Inc. (Delaware)

Metropolitan Fiber Communications of Baltimore, Inc. (Delaware)

Metropolitan Fiber Communications of California, Inc. (Delaware)

Metropolitan Fiber Communications of Columbus, Inc. (Delaware)

Metropolitan Fiber Communications of Connecticut, Inc. (Delaware)

Metropolitan Fiber Communications of Dallas, Inc. (Delaware)

Metropolitan Fiber Communications of Delaware, Inc. (Delaware)

Metropolitan Fiber Communications of Denver, Inc. (Delaware)

Metropolitan Fiber Communications of Detroit, Inc. (Delaware)

Metropolitan Fiber Communications of Florida, Inc. (Delaware)

Metropolitan Fiber Communications of Hawaii, Inc. (Delaware)

Metropolitan Fiber Communications of Houston, Inc. (Delaware)

Metropolitan Fiber Communications of Indianapolis, Inc. (Delaware)

Metropolitan Fiber Communications of Iowa, Inc. (Delaware)

Metropolitan Fiber Communications of Kansas City, Missouri, Inc. (Missouri)

Metropolitan Fiber Communications of Kansas, Inc. (Delaware)

Metropolitan Fiber Communications of Kentucky, Inc. (Delaware)

Metropolitan Fiber Communications of Massachusetts, Inc. (Delaware)

Metropolitan Fiber Communications of Minneapolis/St. Paul, Inc. (Delaware)

Metropolitan Fiber Communications of Nebraska, Inc. (Delaware)

Metropolitan Fiber Communications of Nevada, Inc. (Delaware)

Metropolitan Fiber Communications of New Hampshire, Inc. (New Hampshire)

Metropolitan Fiber Communications of New Jersey, Inc. (Delaware)

Metropolitan Fiber Communications of New Orleans, Inc. (Delaware)

Metropolitan Fiber Communications of New York, Inc. (Delaware)

Metropolitan Fiber Communications of North Carolina, Inc. (Delaware)

Metropolitan Fiber Communications of Ohio, Inc. (Delaware)

Metropolitan Fiber Communications of Oklahoma, Inc. (Delaware)

Metropolitan Fiber Communications of Oregon, Inc. (Delaware)

Metropolitan Fiber Communications of Philadelphia, Inc. (Delaware)

Metropolitan Fiber Communications of Pittsburgh, Inc. (Delaware)

Metropolitan Fiber Communications of Rhode Island, Inc. (Delaware)

Metropolitan Fiber Communications of Seattle, Inc. (Delaware)

Metropolitan Fiber Communications of St. Louis, Inc. (Missouri)

Metropolitan Fiber Communications of Tennessee, Inc. (Delaware)

Metropolitan Fiber Communications of Virginia, Inc. (Delaware)

Metropolitan Fiber Communications of Wisconsin, Inc. (Delaware)

Metropolitan Fiber Systems/McCourt, Inc. (Delaware)

MFS Cableco U.S., Inc. (Delaware)

MFS Datanet, Inc. (Delaware)

MFS Foreign Personnel, Inc. (California)

MFS Global Communications, Inc. (Delaware)

MFS Globenet, Inc. (Delaware)

MFS International Holdings, L.L.C. (Delaware)

MFS International Opportunities, Inc. (Delaware)

MFS Telecom, Inc. (Delaware)

MFS Telephone Of Missouri, Inc. (Missouri)

MFS Telephone Of New Hampshire, Inc. (New Hampshire)

MFS Telephone Of Virginia, Inc. (Virginia)

MFS Telephone, Inc. (Delaware)

MFS/C-Tec (New Jersey) Partnership (Delaware)

MFSA Holding, Inc. (Delaware)

Military Communications Center, Inc. (Delaware)

MobileComm Europe Inc. (Delaware)

Mtel American Radiodetermination Corporation (Delaware)

Mtel Asia, Inc. (Delaware)

Mtel Cellular, Inc. (Delaware)

Mtel Digital Services, Inc. (Delaware)

Mtel International, Inc. (Delaware)

Mtel Latin America, Inc. (Delaware)

Mtel Microwave, Inc. (Delaware)

Mtel Service Corporation (New York)

Mtel Space Technologies Corporation (Delaware)

Mtel Technologies, Inc. (Delaware)

N.C.S. Equipment Corporation (New York)

National Telecommunications of Florida, Inc. (Delaware)

Netwave Systems, Inc. (Louisiana) (Delaware)

networkMCI, Inc. (Delaware)

New England Fiber Communications L.L.C. (Delaware)

Northeast Networks, Inc. (Delaware)

Nova Cellular Company (Illinois)

NTC, Inc. (Delaware)

Overseas Telecommunications, Inc. (Delaware)

Savannah Yacht & Ship, LLC (Delaware)

Skytel Communications, Inc. (Delaware)

Skytel Corp. (Delaware)

Skytel Payroll Services, LLC (Delaware)

Southern Wireless Video, Inc. (Delaware)

Southernnet Of South Carolina, Inc. (South Carolina)

Southernnet Systems, Inc. (Virginia)

Southernnet, Inc. (Georgia)

Telecom*USA, Inc. (Delaware)

Teleconnect Company (Iowa)

Teleconnect Long Distance Services & Systems Company (Iowa)

Tenant Network Services, Inc. (California)

TMC Communications, Inc. (California)

Transcall America, Inc. (Georgia)

Tru Vision Wireless, Inc. (Delaware)

Tru Vision-Flippin, Inc. (Delaware)

TTI National, Inc. (Delaware)

UUNET Australia Limited (Delaware)

UUNET Caribbean, Inc. (Delaware)

UUNET Global Alliances, Inc. (Delaware)

UUNET Holdings Corp. (Delaware)

UUNET International Ltd. (Delaware)

UUNET Japan Ltd. (Delaware)

UUNET Payroll Services, LLC (Delaware)

UUNET Technologies, Inc. (Delaware)

Virginia Metrotel, Inc. (Virginia)

Western Business Network, Inc. (California)

Wireless Enterprises LLC (Delaware)

Wireless One Of Bryan, Texas, Inc. (Delaware)

Wireless One, Inc. (Delaware)

Wireless Video Enhanced Services (California)

Wireless Video Enterprises, Inc. (California)

Wireless Video Services (California)

WorldCom Broadband Solutions, Inc. (Delaware)

WorldCom Caribbean, Inc. (New York)

WorldCom East, Inc. (Delaware)

WorldCom Education Foundation (d/b/a WorldCom Foundation)*

WorldCom Etc, Inc. (Delaware)

WorldCom Federal Systems, Inc. (Delaware)

WorldCom Funding Corporation (Delaware)

WorldCom Global Strategic Alliances, Inc. (Delaware)

WorldCom Global Strategic Alliances International, Inc. (Delaware)

WorldCom ICC, Inc. (Delaware)

WorldCom Intermedia Communications Corporation (Delaware)

WorldCom Intermedia Telecom, Inc. (Delaware)

WorldCom Intermedia, Inc. (Delaware)

WorldCom International Data Services, Inc. (Delaware)

WorldCom International Mobile Services LLC (Delaware)

WorldCom International Mobile Services, Inc. (Delaware)

WorldCom International, Inc. (Delaware)

WorldCom Overseas Holdings, Inc. (Delaware)

WorldCom Payroll Services, LLC (Delaware)

WorldCom Purchasing, LLC (Delaware)

WorldCom Switzerland LLC (Delaware)

WorldCom Ventures, Inc. (Delaware)

WorldCom Wireless, Inc. (Arizona)

*	This is a charitable foundation.